SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)         APRIL 9, 1999

                             ADMIRALTY BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                DELAWARE                     0-24891            65-0405207
         (State or other jurisdiction     (Commission          (IRS Employer
          of incorporation)               File Number)       Identification No.)

                         4400 PGA BOULEVARD
                  PALM BEACH GARDENS, FLORIDA                        33410
                  (Address of principal executive offices)         (Zip Code)

        Registrant's telephone number, including area code (561) 624-4701

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Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         This Form 8-K/A amends the Form 8-K with the Date of Report of April 9, 1999, filed April 14, 1999.

         The Registrant dismissed Grant Thornton LLP as its independent auditors effective April 9, 1999. The decision to dismiss Grant Thornton as auditors was recommended by the Registrant's Board of Directors and Audit Committee. The Registrant anticipates retaining a "big five" accounting firm to serve as its independent auditors for 1999. For the fiscal years ended December 31, 1998 and 1997 and up to April 9, 1999, there have been no disagreements with Grant Thornton LLP, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Grant Thornton LLP, would have caused it to make reference to the subject matter of the disagreement in connection with their reports. The independent auditor's report on the consolidated financial statements for the fiscal years ended December 31, 1998 and 1997 expressed an unqualified opinion.

Item 7.  EXHIBITS.

         The following exhibit is filed with this Current Report on Form 8-K/A.

         EXHIBIT NO.                        DESCRIPTION
         -----------                        -----------

         16                                 Letter from Grant Thornton LLP

                                    Page 2 of 3

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Admiralty Bancorp, Inc., has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     ADMIRALTY BANCORP, INC.
                                                     (Registrant)

Dated: May 3, 1999                                   By: /S/ WARD KELLOGG
                                                         -----------------------
                                                         WARD KELLOGG
                                                         President and
                                                         Chief Executive Officer

                                    Page 3 of 3

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                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K/A

EXHIBIT NO.       DESCRIPTION                                          PAGE NO.
-----------       -----------                                          --------

   16             Letter from Grant Thornton LLP                       5